UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 17, 2022
Date of Report (date of earliest event reported)
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SHIFT4 PAYMENTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39313 (Commission File Number)	84-3676340 (I.R.S. Employer Identification Number)
2202 N. Irving St Allentown, PA 18109
(Address of principal executive offices) (Zip Code)
(888) 276-2108
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	FOUR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 17, 2022, the Audit Committee (“Audit Committee”) of the Board of Directors of Shift4 Payments, Inc. (the “Company”), after discussion with management, concluded that the Company’s (i) previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and (ii) previously filed Quarterly Reports on Form 10-Qs for each of the quarterly periods ended September 30, 2021, March 31, 2022 and June 30, 2022 (collectively the “Prior Financial Statements”), and any reports, related earnings releases, investor presentations or similar communications of the Company’s Prior Financial Statements should no longer be relied upon.

The determination resulted from an error in the Prior Financial Statements identified by the Company related to the classification of customer acquisition costs within the Company’s statement of cash flows. Specifically, the Company determined that “customer acquisition costs” should be treated as cash used in operating activities rather than cash used in investing activities, and that the misclassification of cash flow related to customer acquisition costs should be restated through the amendments of the Prior Financial Statements.

The Company does not expect that the restatement will have any impact on the Company’s operating performance or reported key performance indicators.

The Company intends to restate the Prior Financial Statements on or about November 9, 2022, at the time of the intended filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022. In connection with such restatement, the Company has concluded that there is a material weakness in the design of a control activity with respect to the classification of customer acquisition costs within the statement of cash flows and has determined that the Company’s disclosure controls and procedures and internal control over financial reporting was not effective.

Management and the Audit Committee have discussed the matters described herein with its independent registered public accounting firm, PricewaterhouseCoopers LLP.
Item 7.01.    Regulation FD Disclosure.

The Company expects to be above the previously provided range of its fiscal outlook for the fiscal period ending December 31, 2022 (“Guidance”).

The Guidance was most recently communicated in the Company’s shareholder letter filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 4, 2022. The information included in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the change in the accounting methodology, the Company’s financial outlook, including for the fiscal year ending December 31, 2022, and the timing of the filing of the aforementioned periodic reports. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance and the restatement’s quantitative effects, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of the aforementioned periodic reports with the SEC; and the risk that the completion and filing of the aforementioned periodic reports will take longer than expected. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2022

SHIFT4 PAYMENTS, INC.

By:	/s/ Jordan Frankel
Name:	Jordan Frankel
Title:	Secretary, General Counsel and Executive Vice President, Legal, Human Resources and Compliance